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                                                                   EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As Independent Public Accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 27, 1997 included in the Company's previously filed registration statement on Form S-1 (no. 333-22629).


                                               /s/ ARTHUR ANDERSEN LLP

                                               Arthur Andersen LLP


Houston, Texas
June 5, 1997